UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): April 17, 2003

PFF BANCORP, INC..
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27404 (Commission File Number)	95-4561623 (IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA		91766
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable
(Former name or former address, if changed since last report)

Items 1 through 6. Not applicable.

Item 7. Financial Statements and Exhibits

(a)     No financial statements are required to be filed with this report.

(b)     No pro forma financial information is required to be filed with this report.

(c)     The following exhibit is filed with this Report:

Exhibit No.      Description

99.1 Press release issued by PFF Bancorp, Inc. on April 17, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8. Not applicable.

Item 9. Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 17, 2003, PFF Bancorp, Inc. announced its earnings for the year ended March 31, 2003. A copy of the press release dated April 17, 2003, describing annual earnings is attached as Exhibit 99.1.

Item 10-11. Not applicable.

Item 12. Results of Operations and Financial Condition

See Item 9 per SEC Release 33-8216, March 27, 2003.

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated April 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.
By: /s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: April 17, 2002